Exhibit 10.8

AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of August 29, 2016 (this “Amendment”), is entered into by and among Essendant Co., an Illinois corporation (formerly known as United Stationers Supply Co.; the “Borrower”), Essendant Inc., a Delaware corporation (formerly known as United Stationers Inc.; the “Parent”), the financial institutions that are parties hereto and JPMorgan Chase Bank, N.A., as agent (in such capacity, the “Agent”).

RECITALS

A.The Borrower, the Parent, certain financial institutions and the Agent are parties to that certain Fourth Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 8, 2013 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms that are used herein without definition and that are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement).

B.Subject to the terms and conditions hereof, the parties hereto wish to amend the Credit Agreement in certain respects.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amendment to the Credit Agreement.  As of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)Section 6.20 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

6.20Leverage Ratio.  USI and the Borrower will not permit the ratio (the “Leverage Ratio”), determined as of the end of each of USI’s fiscal quarters, of (i) Consolidated Funded Indebtedness of USI and its Subsidiaries to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than 3.50 to 1.00; provided that, the maximum Leverage Ratio permitted under this Section 6.20 shall be increased, in the case of (x) one or more Qualifying Permitted Acquisitions in which the cash portion of the Purchase Price for all such Qualifying Permitted Acquisitions consummated in the trailing twelve month period is in excess of $150,000,000, to 4.00 to 1.00 and (y) unless and to the extent that clause (x) above does not apply, one or more Qualifying Permitted Acquisitions in which the cash portion of the Purchase Price for all such Qualifying Permitted Acquisitions consummated in the trailing twelve month period is in excess of $75,000,000, to 3.75 to 1.00 (any such increase pursuant to clause (x) or clause (y), a “Covenant Holiday”), in each case, for the first four fiscal quarters (or, solely with respect to the Covenant Holiday under clause (x) that commenced with the fiscal quarter ending September 30, 2015, for the first six fiscal quarters) immediately following the Qualifying Permitted Acquisition giving rise to the Covenant Holiday

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(inclusive of the fiscal quarter in which such Qualifying Permitted Acquisition occurs); provided, further, that (A) at the time of any Qualifying Permitted Acquisition giving rise to any proposed Covenant Holiday arising pursuant to clause (x) above, the Leverage Ratio, calculated on a pro forma basis based on USI’s most recent financial statements delivered pursuant to Section 6.1 (or, prior to the delivery of the first such financial statements hereunder, as of March 31, 2013) and giving effect to such Qualifying Permitted Acquisition (including any incurrence of Indebtedness in connection therewith) and any Permitted Acquisition (including any incurrence of Indebtedness in connection therewith) and Material Disposition (including any reduction of Indebtedness in connection therewith) since the date of such financial statements as if such Qualifying Permitted Acquisition and any such Permitted Acquisition and Material Disposition (and any incurrence or reduction of Indebtedness in connection with any of the foregoing) had occurred as of the first day of the four quarter period set forth in such financial statements, shall not exceed 3.75 to 1.00 and (B) the Leverage Ratio shall have been less than 3.50 to 1.00 for at least two consecutive fiscal quarters immediately proceeding the commencement of such proposed Covenant Holiday.  The Leverage Ratio shall be calculated as of the last day of each fiscal quarter of USI based upon (a) for Consolidated Funded Indebtedness, Consolidated Funded Indebtedness as of the last day of each such fiscal quarter and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters.

2.Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date the following conditions shall have been satisfied (such date, the “Effective Date”), (a) the Agent shall have received duly executed copies of (i) this Amendment from the Borrower, the Parent and the Required Lenders and (ii) a Reaffirmation in the form of Attachment A hereto from each of the Parent and the Guarantors, (b) the Borrower shall have paid (or caused to be paid or reimbursed) the Amendment Fee (as defined below) and, to the extent invoiced, all Costs and Expenses (as defined below) on or prior to the date hereof, and (c) the Agent shall have received a duly executed copy of an amendment in respect of that certain Note Purchase Agreement, dated as of November 25, 2013, by and among the Borrower, the Parent and the purchasers named therein (the “2013 Note Purchase Agreement”), effecting modifications to the 2013 Note Purchase Agreement substantially the same as the modifications set forth in Section 1(a) of this Amendment and otherwise in form and substance reasonably satisfactory to the Administrative Agent (and the Required Lenders hereby consent to such amendment).

3.Representations and Warranties.  Each of the Borrower and the Parent hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and the Parent and are enforceable against the Borrower and the Parent in accordance with their terms.

(b)Upon the effectiveness of this Amendment, each of the Borrower and the Parent hereby reaffirms that the representations and warranties of each Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Effective Date, except to the extent that any such representation or warranty expressly relates solely to a specific earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date (provided, however, that the representation and warranty specified in Section 5.5 of the Credit Agreement shall be made only as of the Restatement Effective Date).

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness of Section 1 hereof, on and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.Costs and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (“Costs and Expenses”).

6.Amendment Fee.  Upon the effectiveness of this Amendment, the Borrower agrees to pay to each Lender that shall have delivered a signature page to this Amendment prior to 5:00 p.m., Chicago time, on August 29, 2016, an amendment fee of $5,000 (all such fees in the aggregate being the “Amendment Fee”).

7.Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

8.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

ESSENDANT CO.

By: /s/Robert J. Kelderhouse

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

ESSENDANT INC.

By: /s/Robert J. Kelderhouse

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., individually, as an LC Issuer, as Swing Line Lender and as Agent

By: /s/Richard Barritt

Name: Richard Barritt

Title: Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as an LC Issuer and Lender

By: /s/James N. DeVries

Name: James N. DeVries

Title: Senior Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an LC Issuer and Lender

By: /s/Bradley Magnus

Name: Bradley Magnus

Title: Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/Daniel J. Skerl

Name: Daniel J. Skerl

Title: SVP

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/Patrick Flaherty

Name: Patrick Flaherty

Title: Managing Director

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

MUFG UNION BANK, N.A., as a Lender

By: /s/Mark Maloney

Name: Mark Maloney

Title: Authorized Signatory

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

RBS CITIZENS, N.A., as a Lender

By: /s/Jonathan Gleit

Name: Jonathan Gleit

Title: SVP

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

FIFTH THIRD BANK, as a Lender

By: /s/Kurt Marsan

Name: Kurt Marsan

Title: Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/Marc Evans

Name: Marc Evans

Title: Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/Molly Drennan

Name: Molly Drennan

Title: Senior Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

TD BANK, N.A., as a Lender

By: /s/Michelle Dragonetti

Name: Michelle Dragonetti

Title: Senior Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

FIRST HAWAIIAN BANK, as a Lender

By: /s/Dawn Hoffman

Name: Dawn Hoffman

Title: Senior Vice President

Signature Page to

Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement

ATTACHMENT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to the Fourth Amended and Restated Five-Year Revolving Credit Agreement dated as of July 8, 2013 by and among Essendant Co., an Illinois corporation (formerly known as United Stationers Supply Co.; the “Borrower”), Essendant Inc., a Delaware corporation (formerly known as United Stationers Inc.; the “Parent”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 2 is dated as of August 29, 2016 (the “Amendment”).  Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  The undersigned acknowledge and agree that nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the Agent or any Lender to consent to any future amendment or other modification to the Credit Agreement or any Loan Document.  Each of the undersigned reaffirms the terms and conditions of each of the Collateral Documents and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  August 29, 2016

ESSENDANT INC.

By: /s/Robert J. Kelderhouse

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

Signature Page to Reaffirmation

ESSENDANT FINANCIAL SERVICES LLC

ESSENDANT MANAGEMENT SERVICES LLC

ESSENDANT INDUSTRIAL, LLC

O.K.I. SUPPLY, LLC

OKI MIDDLE EAST HOLDING CO.

CPO COMMERCE ACQUISITION, LLC

CPO COMMERCE, LLC

LIBERTY BELL EQUIPMENT CORPORATION

TRANSSUPPLY GROUP, LLC

LABEL INDUSTRIES, INC.

XL CHAMPION HOLDINGS, LLC

AJS GROUP, LLC

NESTOR HOLDING COMPANY

NESTOR SALES HOLDCO, LLC

NESTOR SALES, LLC

By: /s/Robert J. Kelderhouse

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

Signature Page to Reaffirmation